REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 4, 2004, between Transocean Inc., a company organized under the laws of the Cayman Islands ("Transocean"), and TODCO, a Delaware corporation (the "Company").

          WHEREAS, Transocean Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Transocean ("Transocean Holdings"), owns all of the capital stock of the Company outstanding as of the execution of this Agreement; and

          WHEREAS, as provided in a Master Separation Agreement dated the date hereof among Transocean, Transocean Holdings and the Company (the "Separation Agreement"), Transocean Holdings has determined to offer to the public (the "Public Offering") shares of the Company's Class A Common Stock (as defined below); and

          WHEREAS, in connection with the Public Offering, the Company has, among other things, agreed to grant to Transocean and any of its Affiliates (other than TODCO or any of its Subsidiaries) who from time to time own Registrable Securities (including without limitation Transocean Holdings) certain registration rights applicable to Registrable Securities (as defined below) held by Transocean and such Affiliates, and the parties hereto desire to enter into this Agreement to set forth the terms of such registration rights; and

          WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of each of Transocean, Transocean Holdings and the Company under the Separation Agreement; and

          NOW, THEREFORE, upon the premises and based on the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.     Certain  Definitions.  As  used  in  this  Agreement,  the following
            ---------------------
initially capitalized terms shall have the following meanings:

          (a) "Affiliate" means, with respect to any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with the former person; and "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Class A Common Stock" means the Company's Class A Common Stock, par value $0.01 per share.

          (c) "Class B Common Stock" means the Company's Class B Common Stock, par value $0.01 per share.


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          (d)     "Common  Stock"  means  both  the Class A Common Stock and the
Class  B  Common  Stock.

          (e) "Company Securities" has the meaning set forth in Section 3 hereof.

          (f) "Exchangeable Securities" has the meaning set forth in Section 6 hereof.

          (g) "Fair Market Value" means, with respect to any security, (i) if the security is listed on a national securities exchange or authorized for quotation on a national market quotation system, the closing price, regular way, of the security on such exchange or quotation system, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or (ii) if the security is not listed for trading on a national securities exchange or authorized for quotation on a national market quotation system, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or such other reputable entity or system engaged in the regular reporting of securities prices and on which such prices for such security are reported or, if no such prices shall have been reported for such date, on the next preceding date for which such prices were so reported, or (iii) if the security is not publicly traded, the fair market value of such security as determined by a nationally recognized investment banking or appraisal firm mutually acceptable to the Company and the Holders, the fair market value of whose Registrable Securities is to be determined.

          (h) "Holder" means (i) Transocean and any Affiliate of Transocean (other than TODCO or any of its Subsidiaries) who from time to time owns Registrable Securities (including without limitation Transocean Holdings) or
(ii) any Permitted Transferee and any Affiliate of such Permitted Transferee who from time to time owns Registrable Securities.

          (i) "Initiating Holders" has the meaning set forth in Section 3(b) hereof.

          (j)     "Initiating  Holder  Securities"  has the meaning set forth in
Section  3(b)  hereof.

          (k) "Maximum Marketable Amount" means, when used in connection with an underwritten offering, the aggregate number or principal amount of securities which, in the opinion of the managing underwriter for such offering, can be sold in such offering without materially and adversely affecting the offering.

          (l) "Other Holders" has the meaning set forth in Section 3(b) hereof.

          (m) "Other Securities" has the meaning set forth in Section 3 hereof.

          (n) "Permitted Transferee" has the meaning set forth in Section 11 hereof.

          (o) "Person" means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.


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          (p)     "Registrable  After-Acquired  Securities" means any securities of the Company acquired by a Holder after the execution of this Agreement, including, without limitation, shares of Class B Common Stock acquired by Transocean and Transocean Holdings pursuant to the Exchange (as defined in the Separation Agreement).

          (q) "Registrable Securities" means any of the following held by a Holder (i) the shares of Class B Common Stock owned as of the execution of this Agreement by Transocean Holdings, (ii) the shares of Class A Common Stock into which shares of Class B Common Stock are convertible pursuant to the Company's certificate of incorporation, (iii) all Registrable After-Acquired Securities,
(iv) any stock or other securities into which or for which such Class A Common Stock, Class B Common Stock or Registrable After-Acquired Securities may hereafter be changed, converted or exchanged, and (v) any other securities issued to holders of such Class A Common Stock, Class B Common Stock or Registrable After-Acquired Securities (or such stock or other securities into which or for which such Class A Common Stock, Class B Common Stock or Registrable After-Acquired Securities are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, provided that any such
                                                          --------
securities shall cease to be Registrable Securities when such securities are sold in any manner to a person who is not a Permitted Transferee or after the registration rights with respect to the Holder thereof has expired pursuant to
Section  12(g).

          (r) "Registration Expenses" means all out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Agreement (other than Selling Expenses), including, without limitation, the following; (i) SEC filing fees; (ii) all fees, disbursements and expenses of the Company's counsel(s) and accountants in connection with the registration of the Registrable Securities to be disposed of and the reasonable fees, disbursements and expenses of counsel, other than the Company's counsel, selected by the Holders of the Registrable Securities to be disposed of; (iii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities; (iv) the cost of printing or producing any underwriting agreement, agreement among underwriters, agreement between syndicates, selling agreement, blue sky or legal investment memorandum or other document in connection with the offering, sale or delivery of the Registrable Securities to be disposed of; (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and the preparation of any blue sky and legal investments surveys; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) transfer agents', depositaries' and registrars' fees and the fees of any other agent appointed in connection with such offering;
(viii) all security engraving and security printing expenses, (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on any securities exchange or inter-dealer quotation system; (x) all expenses incurred in connection with "roadshow" presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities; and (xi) any one-time payment for directors and


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
officers  insurance  directly  related  to  such  offering, provided the insurer
                                                            --------
provides  a  separate  statement  for  such  payment.

          (s) "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule to similar effect.

          (t)     "SEC"  means  the  United  States  Securities  and  Exchange
Commission.

          (u) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

          (v) "Selling Expenses" means all underwriting discounts and commissions, selling concessions and stock transfer taxes applicable to the sale by the Holders of Registrable Securities pursuant to this Agreement.

          (w) "Selling Holder" has the meaning set forth in Section 5(e) hereof.

     2.     Demand  Registration.
            ---------------------

          (a)     At  any  time  prior  to  such  time  as the rights under this
Section 2 terminate with respect to a Holder as provided in Section 2(a)(iii) hereof, upon written notice from such Holder in the manner set forth in Section 12(i) hereof requesting that the Company effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder or any of its Affiliates which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall use its best efforts to effect, in the manner set forth in Section 5, the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including (1) in an offering on a delayed or continuous basis under Rule 415 (or any successor rule of similar effect) promulgated under the Securities Act and accordingly requiring the filing of a "shelf" registration statement and/or (2) sales for cash or dispositions upon exchange or conversion of securities or dispositions for any form of consideration or no consideration), provided that:
                 --------

               (i) if, while a registration request is pending pursuant to this Section 2(a), the Company determines, following consultation with and receiving advice from its legal counsel, that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential and the disclosure of which the Company determines reasonably and in good faith would have a material adverse effect on the Company, the Company shall not be required to effect a registration pursuant to this Section 2(a) until the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material and (B) 30 days after the Company makes such determination, provided, however, that the Company
                                             --------  -------
          shall not be permitted to delay a requested registration in reliance on this clause (i) more than twice in any 12-month period;

               (ii) the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 2 within a period of 60


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
          calendar days after the effective date of any other registration statement of the Company demanded pursuant to this Section 2(a); and

               (iii) the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 2: (A) in the case of a registration request by Transocean or any of its Affiliates, on more than three occasions after such time as Transocean and its Affiliates collectively own less than a majority of the voting power of the then outstanding shares of Common Stock (it being acknowledged that so long as Transocean and its Affiliates collectively own a majority of the voting power of the then outstanding shares of Common Stock, there shall be no limit to the number of occasions on which Transocean or its Affiliates may exercise their rights under this Section 2), or (B) in the case of a registration request by a Permitted Transferee or any of its Affiliates, on more than the number of occasions permitted such Holder in accordance with Section 11 hereof (it being acknowledged that (1) the exercise by such Permitted Transferee and its Affiliates of such rights shall not limit the number of occasions on which Transocean and its Affiliates may exercise their rights under this Section 2 and (2) so long as such Permitted Transferee and its Affiliates collectively own a majority of the then outstanding shares of Common Stock, there shall be no limit to the number of occasions on which such Permitted Transferee or its Affiliates may exercise their rights under this
          Section  2).

          (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder pursuant to this Section 2 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 2(a)), (i) unless the registration statement filed in connection therewith has become effective, (ii) if after such registration statement has become effective, it becomes subject to any stop order, or there is issued an injunction or other order or decree of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder, which injunction, order or decree prohibits or otherwise materially and adversely affects the offer and sale of the Registrable Securities so registered prior to the completion of the distribution thereof in accordance with the plan of distribution set forth in the registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act, misrepresentation or omission by a Holder and are not waived by the purchasers or underwriters.

          (c) In the event that any registration pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, Holders owning at least 50.1% of the Fair Market Value of the Registrable Securities to be registered in connection with such offering shall have the right to designate an underwriter reasonably satisfactory to the Company as the lead managing underwriter of such underwritten offering.

          (d) The Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company) in any registration of Registrable Securities requested by any Holder pursuant to Section 2(a); provided, however, that if the managing underwriter or other independent marketing agent for such offering (if any) determines that, in its opinion, the additional securities proposed to be sold will materially and


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
adversely affect the offering and sale of the Registrable Securities to be registered in accordance with the intended method or methods of disposition then contemplated by such Holder only the number or principal amount of such additional securities, if any (in excess of the number or principal mount of Registrable Securities), which, in the opinion of such underwriter or agent, can be so sold without materially and adversely affecting such offering shall be included such registration. The rights of a Holder to cause the registration of additional Registrable Securities held by such Holder in any registration of Registrable Securities requested by another Holder pursuant to Section 2(a) shall be governed by the agreement of the Holders with respect thereto as provided in Section 11(a).

     3.     Piggyback  Registration.  If  the  Company  at  any time proposes to
            ------------------------
register any of its Common Stock or any of its other securities (such Common Stock and other securities collectively, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities under the Securities Act, it will at such time give prompt written notice to each Holder of its intention to do so at least 20 business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 15 business days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall effect, in the manner set forth in
Section 5, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the
Registrable  Securities  so  requested  to  be  registered,  provided  that:
                                                             --------

          (a) if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and
(B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities, but, in either such case, without prejudice to the rights of the Holders under Section 2;

          (b)      if the registration referred to in the first sentence of this
Section 3 is to be a registration in connection with an underwritten offering on behalf of any of the Company, holders of securities (other than Registrable Securities) of the Company ("Other Holders") or Holders of Registrable Securities, and the managing underwriter for such offering advises the Company in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of Registrable Securities requested to be included therein pursuant to this Section 3 because such Registrable Securities are not of the same type, class or series as the securities to be offered and sold in such offering on behalf of the Company, the Other Holders and/or the Holders of Registrable Securities, the Company may exclude all such


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
Registrable Securities requested to be included therein pursuant to this Section 3 from such offering.

     (ii)     if  the  registration  referred  to  in the first sentence of this
Section 3 is to be a registration in connection with an underwritten primary offering on behalf of the Company, and the managing underwriter for such offering advises the Company in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Holder's Registrable Securities requested to be included therein pursuant to this Section 3 because the number or principal amount of such Registrable Securities, considered together with the number or principal amount of securities proposed to be offered by the Company, exceeds the Maximum Marketable Amount, the Company shall include in such registration (1) first, the lesser of
(A) all securities the Company proposes to sell for its own account ("Company Securities") and (B) the number or principal amount of Company Securities that represents 80% of the total number or principal amount of the Maximum Marketable Amount (or the fair market value of the Maximum Marketable Amount if such Registrable Securities are not of the same type, class or series as the Company Securities) included in such registration; (2) second, the lesser of (A) the number or principal amount of Registrable Securities requested to be included therein pursuant to this Section 3 and (B) the number or principal amount of such Registrable Securities that represents 20% of the total number or principal amount of the Maximum Marketable Amount (or the fair market value of the Maximum Marketable Amount if such Registrable Securities are not of the same type, class or series as the Company Securities) included in such registration (in either case, allocated among the Holders in accordance with the agreement of the Holders with respect thereto as provided in Section 11(a)) ; and (3) third, the number or principal amount of securities, if any, requested to be included therein by Other Holders (in excess of the number or principal amount of Company Securities and such Registrable Securities) which, in the opinion of such underwriter, can be so sold without materially and adversely affecting such offering (allocated among such Other Holders on the basis of the number or principal amount (or the fair market value of such securities if the securities are not of the same type, class or series) of the securities requested to be included therein by each such Other Holder); and

     (iii)     if  the  registration  referred  to in the first sentence of this
Section 3 is to be a registration in connection with an underwritten secondary offering on behalf of Other Holders made pursuant to demand registration rights granted by the Company to such Other Holders or on behalf of a Holder of Registrable Securities made pursuant to Section 2 of this Agreement (the
"Initiating Holders"), and the managing underwriter for such offering advises the Company in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Holder's Registrable Securities requested to be included therein pursuant to this Section 3 because the number or principal amount of such Registrable Securities, considered together with the number or principal amount of securities proposed to be offered by the Initiating Holders, exceeds the Maximum Marketable Amount, the Company shall include in such registration; (1) first, all securities any such Initiating Holder proposes to sell for its own account (the "Initiating Holder Securities"); (2) second, the number or principal amount of such Registrable Securities (in excess of the number or principal amount of Initiating Holder Securities) which, in the opinion of such underwriter, can be sold without materially and adversely affecting such offering (allocated among the Holders in accordance with the agreement of the Holders with respect thereto as provided in Section 11(a)); and (3) third, the number or


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
principal amount of securities, if any, requested to be included therein by Other Holders to which clause (1) does not apply or the Company (in excess of the number or principal amount of Initiating Holder Securities and such Registrable Securities) which, in the opinion of such underwriter, can be so sold without materially and adversely affecting such offering (allocated among such Other Holders and the Company on the basis of the number or principal amount (or the fair market value of such securities if the securities are not of the same type, class or series) of the securities requested to be included therein by each such Other Holder or the Company; and

          (c) the Company shall not be required to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with stock option or other executive or employee benefit or compensation plans of the Company; and

          (d)     no  registration of Registrable Securities effected under this
Section 3 shall relieve the Company of its obligation to effect any registration of Registrable Securities required of the Company pursuant to Section 2 hereof.

     4.     Expenses.  The  Company agrees to pay all Registration Expenses with
            ---------
respect to a registration pursuant to this Agreement. All internal expenses of the Company or a Holder in connection with any offering pursuant to this Agreement, including, without limitation, the salaries and expenses of officers and employees, including in-house attorneys, shall be borne by the party incurring them. All Selling Expenses of the Holders participating in any registration pursuant to this Agreement shall be borne by such Holders pro rata based on each Holder's number of Registrable Securities included in such registration.

     5.     Registration  and  Qualification.  If  and  whenever  the Company is
            ---------------------------------
required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, the Company, shall:

          (a) prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than 30 days (45 days if the applicable registration form is other than Form S-3) after the date notice is given, and use its best efforts to cause the same to become effective as soon as practicable thereafter, but in no event later than 75 days after the date notice is given (90 days if the applicable registration form is other than Form S-3); provided that, a
                                                              --------
reasonable time before filing a registration statement or prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder), the Company will furnish to the Holders and their counsel and other representatives (including underwriters) for review and comment, copies of all documents proposed to be filed and provided further, that if Transocean so
                                         -------- -------
requests (i) it and its counsel and other representatives (including underwriters) may participate in the drafting and preparation of such registration statement and prospectus and (ii) such information as it believes may be beneficial to be included in the registration statement and prospectus for marketing purposes shall be included therein so long as disclosure of such information (A) is in compliance with applicable law and (B) does not competitively harm the Company;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective with respect to the disposition of all Registrable Securities included therein and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included therein until the earlier of
(i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of nine months after such registration statement becomes effective; provided, that such nine-month period
                                           --------
shall  be  extended  for  such  number  of  days  that equals the number of days elapsing from (A) the date the written notice contemplated by paragraph (f) below is given by the Company to (B) the date on which the Company delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below; and provided further, that in the case of a registration
                            -------- -------
to permit the exercise or exchange of Exchangeable Securities for, or the conversion of Exchangeable Securities into, Registrable Securities, the time limitation contained in clause (ii) above shall be disregarded to the extent that, in the written opinion of Transocean's counsel delivered to the Company, such Registrable Securities are required to be covered by an effective registration statement under the Securities Act at the time such Registrable Securities are issued upon exercise, exchange or conversion of Registrable Securities in order for such Registrable Securities to be freely tradeable by any person who is not an Affiliate of the Company or Transocean;

          (c) furnish to the Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each amendment thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and of each supplement thereto, in conformity with the requirements of the Securities Act, and such other documents, as the Holders or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities, and a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions (domestic or foreign) as the Holders or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that the Company shall not for
                                         --------
any such purpose be required to register or qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) (i) use its best efforts to furnish an opinion of counsel for the Company addressed to the underwriters dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish a "cold comfort" letter addressed to the underwriters and each Holder of Registrable Securities included in such registration (each a "Selling Holder"), if permissible under applicable accounting practices, and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2 or 3 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement relating to such offering or the initiation of proceedings for that purpose and in any such case (i), (ii) or (iii) at the request of the Selling Holders, promptly prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or to remove such stop order;

          (g) use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and inter-dealer quotation system on which the Common Stock is then listed;

          (h) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or inter-dealer quotation system (in each case, domestic or foreign) not described in paragraph (g) above as the Selling Holders or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and to do any and all other acts and things which may be necessary or advisable to effect such listing;

          (i) to the extent reasonably requested by the lead or managing underwriters in connection with any underwritten offering, send appropriate officers of the Company to attend any "road shows" scheduled in connection with any such registration;

          (j) furnish for delivery in connection with the closing of any offering of Registrable Securities unlegended certificates representing ownership of the Registrable

Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

          (k) use its best efforts to make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

          The Company may require each Selling Holder to furnish the Company with such information regarding such Selling Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

     6.     Exchangeable  Securities;  Spin-off  or  Exchange Offer.  Transocean
            --------------------------------------------------------
shall be entitled, if it intends to offer any options, rights, warrants, debt securities, preference shares or other securities issued or to be issued by it or any other person that are exercisable or exchangeable for or convertible into any Registrable Securities ("Exchangeable Securities"), to register the Registrable Securities underlying such options, rights, warrants, debt securities, preference shares or other securities pursuant to (and subject to the limitations contained in) Section 2 of this Agreement. Transocean shall also be entitled, if it intends to distribute to the holders of its ordinary shares or other securities (including any distribution in exchange for Transocean ordinary shares or other securities), by means of a distribution or exchange offer, Registrable Securities, to register such Registrable Securities pursuant to (and subject to the limitations contained in) Section 2 of this Agreement.

     7.     Underwriting;  Due  Diligence.
            ------------------------------

          (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Company shall enter into an underwriting agreement, with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 8 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(e) hereof. The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by the Selling Holders on whose behalf the Registrable Securities are to be distributed as are customarily contained in underwriting agreements with respect to secondary distributions. The Selling Holders may require that any additional securities included in an offering proposed by a Holder be included on the same terms and conditions as the Registrable Securities that are included therein.

          (b) In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, the Company may require the Registrable Securities requested to be registered pursuant to Section 3 to be included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. If requested by the underwriters for such underwritten offering, the Selling Holders on whose behalf the Registrable Securities are to be distributed shall enter into an underwriting agreement with such underwriters, such agreement to contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 8 hereof. Such underwriting agreement shall also contain such representations and warranties by the Company and such other person or entity for whose account securities are being sold in such offering as are customarily contained in underwriting agreements with respect to secondary distributions.

          (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the Holders of such Registrable Securities and the Underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its banks and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     8.     Indemnification  and  Contribution.
            -----------------------------------

          (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company agrees to indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company
                                             --------  -------
shall not be liable to a particular Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by or on behalf of such Holder and identified in such writing as being specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto. Such indemnity shall remain in full force and affect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to each Holder, any of such Holder's directors or officers, underwriters of the Registrable Securities or any controlling person of the foregoing; provided,
                                                                       --------
further,  that  this  indemnity  does  not  apply in favor of any underwriter or
-------
person controlling an underwriter (or if a Selling Holder offers Registrable Securities directly without an underwriter, the Selling Holder) with respect to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a final prospectus was not sent or given by or on behalf of an underwriter (or the Selling Holder, if the Selling Holder offered the Registrable Securities directly without an underwriter) to the person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus.

          (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Securities
Act), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claim and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Holder furnished in writing to the Company by or on behalf of such Holder and identified in such writing as being specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The foregoing indemnity is in addition to any liability which such Holder may otherwise have to the Company, any of its directors or officers, underwriters who participates in the offering or any controlling person of the foregoing; provided, however, that this indemnity does
                                     --------  -------
not apply in favor of any underwriter or person controlling an underwriter (or if the Company offers securities directly without an underwriter, the Company) with respect to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a final prospectus was not sent or given by or on behalf of an underwriter (or the Company, if the Company offered the securities directly without an underwriter) to the person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus.

          (c)     Each  party  indemnified  under  Paragraph  (a) or (b) of this
Section 8 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 8, except to the extent the indemnifying party was materially prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its officers and
                          --------
directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party or an Affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel a conflict may exist between such indemnified party and such indemnifying party or such Affiliate that makes representation by the same counsel inadvisable, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of such claim or action.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information related to and supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnifying party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.     Rule  144.The  Company  shall  take  such  measures  and  file  such
            ----------
information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 (or any successor provision). The Company shall use its best efforts to cause all conditions to the availability of Form S-3 (or any successor form thereto) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as possible after the completion of the Public Offering.

     10.     Holdback.
             ---------

          (a) Each Holder agrees by the acquisition of Registrable Securities, if so required by the managing underwriter of any offering of equity securities by the Company and provided that the Company and each of its executive officers and directors enter into similar agreements, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any Registrable Securities owned by such Holder, during the 7 days prior to and the 90 days after the registration statement relating to such offering has become effective (or such shorter period as may be required by the underwriter), except as part of such underwritten offering. Notwithstanding the foregoing sentence, each Holder subject to the foregoing sentence shall be entitled to (i) issue shares of Common Stock or other securities upon the exercise of an option or warrant or the conversion or exchange of a security outstanding on such date, (ii) sell any Registrable Securities acquired in open market transactions after the completion of such underwritten offering, (iii) sell any Registrable Securities in a transaction in which the purchaser agrees to be bound by the restrictions contained in the foregoing sentence and (iv) in the case of Transocean, effect any distribution of shares of Common Stock to the holders of its ordinary shares by means of a distribution or exchange offer in a transaction intended to qualify as a tax-free distribution under Section 355 of the Internal Revenue Code, as amended, or any corresponding provision of any successor statute. The Company may legend and may impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided for in this Section 10. The Holders shall not be subject to the restrictions set forth in this Section 10(a) for longer than 97 days during any 12-month period and a Holder shall no longer be subject to such restrictions at such time as such Holder together with its Affiliates shall own less than 5% of the then outstanding shares of Common Stock on a fully-diluted basis.

          (b) The Company agrees, if so required by the managing underwriter of any offering of Registrable Securities, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any of its equity securities during the 30 days prior to and the 90 days after any underwritten registration pursuant to
Section 2 or 3 hereof has become effective, except as part of such underwritten registration. Notwithstanding the foregoing sentence, the Company shall be entitled to (i) issue shares of Common Stock or other securities upon the exercise of an option or warrant or the conversion or exchange of a security outstanding on such date, (ii) issue shares of Common Stock or other securities pursuant to Transocean's subscription rights described in the Prospectus, (iii) grant shares of Common Stock or other securities pursuant to employee benefit plans in effect on such date and (iv) sell shares of Common Stock or other securities in a transaction in which the purchaser agrees to be bound by the restrictions contained in the preceding paragraph. The Company shall use its best efforts to obtain and enforce similar agreements from any other Persons if requested by the managing underwriter of such offering. Neither the Company nor such Persons shall be subject to the restrictions set forth in this Section 10(b) for longer than 120 days during any 12-month period.

     11.     Transfer  of  Registration  Rights.
             -----------------------------------

          (a) A Holder may transfer all or any portion of its rights under this Agreement to any transferee of Registrable Securities that represent (assuming the conversion, exchange or exercise of all Registrable Securities so transferred that are convertible into or exercisable or exchangeable for the Company's Common Stock) at least 10% of the then issued and outstanding Common Stock of the Company (each, a "Permitted Transferee"); provided, however, that
                                                         --------  -------
(i) with respect to any transferee of a majority of the then outstanding shares of Common Stock, the Company shall not be obligated to file a registration statement pursuant to a registration request made by such transferee pursuant to
Section 2 hereof on more than two occasions after such time as such transferee owns less than a majority of the then outstanding shares of Common Stock, (ii) with respect to any transferee of less than a majority but more than 25% of the then outstanding shares of Common Stock, the Company shall not be obligated to file a registration statement pursuant to a registration request made by such transferee pursuant to Section 2 hereof on more than two occasions, and (iii) with respect to any transferee of 25% or less of the then issued and outstanding Common Stock, the Company shall not be obligated to file a registration statement pursuant to a registration request made by such transferee pursuant to
Section 2 hereof on more than one occasion. No transfer of registration rights pursuant to this Section shall be effective unless the Company has received written notice from the Holder of a transfer no later than 10 business days after the Holder enters into a binding agreement to transfer Registrable
Securities. Such notice shall state the name and address of any Permitted Transferee and identify the number and/or aggregate principal amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the scope of the rights so transferred. In connection with any such transfer, the term Transocean as used in this Agreement (other than in Sections 2(a)(iii) and 5(a)) shall, where appropriate to assign the rights and obligations hereunder to such Permitted Transferee, be deemed to refer to the Permitted Transferee of such Registrable Securities. Transocean and any Permitted Transferees may exercise the registration rights hereunder in such priority, as among themselves, as they shall agree among themselves, and the Company shall observe any such agreements of which it shall have notice as provided above.

          (b) After any such transfer, the transferring Holder shall retain its rights under this Agreement with respect to all other Registrable Securities owned by such transferring Holder.

          (c) Upon the request of the transferring Holder, the Company shall execute an agreement with a Permitted Transferee substantially similar to this Agreement.

     12.     Miscellaneous.
             --------------

          (a)     Injunctions.  Each  party  acknowledges  and  agrees  that
                  -----------
irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

          (b)     Severability.  If  any  term or provision of this Agreement is
                  ------------
held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

          (c)     Further  Assurances.  Subject  to  the  specific terms of this
                  -------------------
Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

          (d)     Waivers, etc.  Except as otherwise expressly set forth in this
                  ------------
Agreement, no failure or delay on the part of either party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Except as otherwise expressly set forth in this Agreement, no modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (e)     Entire  Agreement.  This  Agreement  contains  the  final  and
                  -----------------
complete understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof.

          (f)     Counterparts.  For  the  convenience  of  the  parties,  this
                  ------------
Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

          (g)     Termination.  The  right of any Holder to request registration
                  -----------
or inclusion in any registration pursuant to this Agreement shall terminate on such date as all Registrable Securities held or entitled to be held upon conversion by such Holder and its Affiliates may immediately be sold under Rule 144 during any ninety (90) day period.

          (h)     Amendment.  This  Agreement  may  be amended only by a written
                  ---------
instrument duly executed by an authorized officer of each of the parties.

          (i)     Notices.  Unless  expressly  provided  herein,  all  notices,
                  -------
claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or (ii) if mailed registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent or (iv) if sent by facsimile or other generally accepted means of electronic transmission, on the date confirmation of transmission is received (provided that a copy of any notice delivered pursuant to this clause (iv) shall also be sent pursuant to clause (ii) or (iii)), addressed as follows or sent by facsimile to the following number (or to such other address or facsimile number for a party as it shall have specified by like notice):

               (i)       if to Transocean, to:

                         Transocean Inc.
                         4 Greenway Plaza
                         Houston, Texas 77046
                         Attention: Chief Executive Officer
                         Facsimile Number: (713) 231-7001

               (ii)      if to the Company, to

                         TODCO
                         4 Greenway Plaza
                         Houston, Texas 77046
                         Attention: Chief Executive Officer
                         Facsimile Number: (713) 278-6101

               (iii) if to a Holder of Registrable Securities, to the name and address as the same appear in the security transfer books of the Company,

or to such other address as either party (or other Holders of Registrable Securities) may, from time to time, designate in a written notice in a like manner.

          (j)     Governing  Law.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          (k)     Assignment.  Except  as  specifically  provided  herein,  the
                  ----------
parties may not assign their rights under this Agreement. The Company may not delegate its obligations under this Agreement.

          (l)     Conflicting Agreements.  The Company shall not hereafter grant
                  ----------------------
any rights to any person to register securities of the Company, the exercise of which would conflict with the rights granted to the Holders of the Registrable Securities under this Agreement. The Company shall not hereafter grant to any person demand registration rights permitting it to exclude the Holders from including Registrable Securities in a registration on behalf of such person on a basis more favorable than that set forth in Section 2(d) hereof with respect to the Holders.

          (m)     Resolution  of  Disputes.  If  a dispute, claim or controversy
                  ------------------------
results from or arises out of or in connection with this Agreement, the parties agree to use the procedures set forth in Article VI of the Separation Agreement, in lieu of other available remedies, to resolve the same.

          (n)     Construction.  This Agreement shall be construed as if jointly
                  ------------
drafted by the Company and Transocean and no rule of construction or strict interpretation shall be applied against either party. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, Transocean and the Company have caused this Agreement to be duly executed by their authorized representative as of the date first above written.



                                         TRANSOCEAN INC.



                                         By:  /s/  Gregory L. Cauthen
                                            ------------------------------



                                         TODCO



                                         By:  /s/  T. Scott O'Keefe
                                            ------------------------------